SUN CAPITAL ADVISERS TRUST

SC PIMCO High Yield Fund

Supplement dated May 19, 2009
to the Initial and Service Class Prospectuses, each dated May 1, 2009

The following replaces the portfolio manager information for SC PIMCO High Yield Fund under “About the Portfolio Managers” on page 64 in the Initial Class Prospectus and page 63 in the Service Class Prospectus, effective immediately:

Manager
Fund	Fund Manager(s)	since	Positions during past five years

SC PIMCO High Yield Fund	William H. Gross	2009	Managing Director, co-CIO and founding partner of PIMCO. Joined PIMCO in 1971.